UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2009
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
0-20784
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0156584 (I.R.S. Employer Identification No.)
3408 Garrett Drive
Santa Clara, California 95054-2803
(Address of principal executive offices, with zip code)
(408) 764-8808
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 17, 2009, Trident Microsystems, Inc. issued a press release announcing, among other things, that it has received from Spencer Capital Opportunity Fund, a notice of intention to nominate two candidates for election to Trident Microsystem’s seven-person board at the 2009 annual meeting of Trident Microsystems stockholders. The notice states that it is also submitted on behalf of a committee. Spencer Capital states in the notice that it holds 1,000 shares of Trident common stock, and that it and the other members of such committee do not hold any other shares or interests in Trident.
A copy of the press release is attached hereto as Exhibit 99.1 hereto and is incorporated by reference herein in its entirety.
Important Information/ Solicitation Participants Legend
Trident Microsystems, Inc. will file a proxy statement in connection with its 2009 annual meeting of stockholders and advises its stockholders to read that proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of that proxy statement and other documents (when available) that Trident Microsystems files with the Securities and Exchange Commission at the Commission’s website at www.sec.gov. That proxy statement and these other documents will also be available free of charge by directing a request to Trident Microsystems, Inc., Attn: Investor Relations, 3408 Garrett Drive, Santa Clara, California 95054-2803, or from Trident Microsystems at www.tridentmicro.com.
Trident Microsystems, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from the Trident Microsystems stockholders in connection with the 2009 annual meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Trident Microsystems’s proxy statement filed on October 17, 2008 for the 2008 annual meeting of stockholders. To the extent that holdings of Trident Microsystems securities on the part of those individuals have changed since the date of that proxy statement, those changes have been reflected on Statements of Changes in Ownership on Forms 3 or 4 filed with the Securities and Exchange Commission. More current information regarding the interests of the directors and named executive officers of Trident Microsystems will be contained in the proxy statement referred to in the preceding paragraph.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 17, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 17, 2009

TRIDENT MICROSYSTEMS, INC.

/s/ David L. Teichmann David L. Teichmann
Senior Vice President, General Counsel & Corporate Secretary

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